UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in Current Reports on Form 8-K, American Battery Technology Company (the “Company”) and LiNiCo Corporation (“Seller”) entered into an asset purchase agreement, membership interest purchase agreement, and interim lease (including amendments to such agreements), in connection with the Company’s purchase from Seller of a commercial recycling facility in the Tahoe-Reno Industrial Center located at 2500 Peru Drive, McCarran, Nevada (the “Recycling Facility”) and related industrial equipment.

On June 30, 2023, the Company and Seller entered into the Third Amended and Restated Membership Interest Purchase Agreement (the “Amended Agreement”) to acquire the Recycling Facility. Pursuant to the terms of the Amended Agreement, the parties agreed to (i) remove the requirement that $1.5 million of the purchase price be held in escrow for the settlement of indemnification claims, (ii) transfer back to the Company 1,923,077 of the shares issued by the Company in exchange for the elimination of such indemnification escrow, (iii) add a purchase price adjustment to the extent that, as of a specified value test date, the value of the portion of the purchase price comprised of shares does not equal at least $6 million, (iv) provide for an interim water rights agreement through the final purchase price payment date, (iv) advance the closing date to as soon as practicable after the declaration of effectiveness of the resale registration statement on Form S-3 filed by the Company for the resale of shares by Seller or its affiliates, and (v) remove the deadline to close the acquisition by June 30, 2023.

The foregoing descriptions of such agreements, including the Amended Agreement, are qualified in their entirety by such agreements, copies of which will be filed as exhibits to the Company’s periodic reports filed the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: July 7, 2023	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer